Exhibit 10.10
TRUST AGREEMENT
OCEANEERING INTERNATIONAL, INC.
First Amendment
          Oceaneering International, Inc., a Delaware corporation (the “Company”), having established the Trust Agreement by and between Bank of America, National Association (as successor to United States Trust Company, National Association) (the “Trustee”) and the Company, dated as of May 12, 2006 (the “Trust Agreement”) as a funding mechanism for liabilities under the Service Agreement between the Company and John R. Huff (the “Agreement”), and having reserved the right under Section 12 of the Trust Agreement to amend the Trust Agreement, does hereby amend the final sentence of Section 14(b) of the Trust Agreement, effective as of the close of business on December 31, 2008, by replacing it with the following two sentences:
“All reimbursements pursuant to this Agreement shall be made in accordance with Treasury Regulation §1.409A-3(i)(1)(iv) such that the reimbursement will be deemed payable at a specified time or on a fixed schedule relative to a permissible payment event. Specifically, the amounts reimbursed under this Agreement during one taxable year may not affect the amounts reimbursed in any other taxable year, the reimbursement of an eligible expense shall be made on or before the last day of the taxable year following the taxable year in which the expense was incurred, and the right to reimbursement is not subject to liquidation or exchange for another benefit.”
[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Trust Agreement to be executed on their behalf by their duly authorized officers, on this the 15th day of December 2008, but effective as of December 31, 2008.

ATTEST:	OCEANEERING INTERNATIONAL, INC.

/s/ George R. Haubenreich, Jr.	By:	/s/ Marvin J. Migura

George R. Haubenreich, Jr.		Marvin J. Migura
Senior Vice President, General Counsel and Secretary		Senior Vice President and
Chief Financial Officer

ATTEST:	BANK OF AMERICA,
NATIONAL ASSOCIATION, TRUSTEE

/s/ Barbara Esau	By:	/s/ Demi Tupua

Barbara Esau, Vice President		Demi Tupua, Assistant Vice President
     The Participant hereby consents to the foregoing Amendment to the Trust Agreement on this 15th day of December, 2008.

/s/ John R. Huff
John R. Huff